AMENDMENT TO AMENDED AND RESTATED GLOBAL CUSTODY AGREEMENT

The following is an amendment, dated July 3 2018, (the "Amendment") to the Amended and Restated Global Custody Agreement, dated August 14, 2017, as amended from time to time (the "Agreement"), by and between JPMorgan Chase Bank, N.A. (the "Bank") and each open-end management investment company listed on Exhibit 1 thereto (each, a "Trust"). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1. **Information Concerning Deposits at Bank**. Section 10.5(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

   (c) In the event that (i) Bank incurs a loss attributable to Country Risk with respect to any cash balance it maintains on deposit at a Subcustodian or other correspondent bank in regard to its global custody or trust businesses in the country where the Subcustodian or other correspondent bank is located or (ii) J.P. Morgan Bank International LLC incurs a loss attributable to Country Risk with respect to any cash balance it maintains on deposit at its correspondent bank in Russia in regard to its direct custody business, Bank may set such loss off against Customer's Cash Account to the extent that such loss is directly attributable to Customer's investments in that market.

2. **Exhibit 1**. Exhibit 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

   Vanguard Admiral Funds
   - Vanguard S&P 500 Growth Index Fund
   - Vanguard S&P 500 Value Index Fund
   - Vanguard S&P Mid-Cap 400 Growth Index Fund
   - Vanguard S&P Mid-Cap 400 Index Fund
   - Vanguard S&P Mid-Cap 400 Value Index Fund
   - Vanguard S&P Small-Cap 600 Growth Index Fund
   - Vanguard S&P Small-Cap 600 Index Fund
   - Vanguard S&P Small-Cap 600 Value Index Fund

   Vanguard Bond Index Funds
   - Vanguard Inflation-Protected Securities Fund
   - Vanguard Intermediate-Term Bond Index Fund
   - Vanguard Long-Term Bond Index Fund
   - Vanguard Short-Term Bond Index Fund
   - Vanguard Total Bond Market Index Fund
   - Vanguard Total Bond Market II Index Fund

   Vanguard Chester Funds
   - Vanguard Institutional Target Retirement 2015 Fund
   - Vanguard Institutional Target Retirement 2020 Fund
   - Vanguard Institutional Target Retirement 2025 Fund
   - Vanguard Institutional Target Retirement 2030 Fund
   - Vanguard Institutional Target Retirement 2035 Fund
   - Vanguard Institutional Target Retirement 2040 Fund

Vanguard Institutional Target Retirement 2045 Fund
Vanguard Institutional Target Retirement 2050 Fund
Vanguard Institutional Target Retirement 2055 Fund
Vanguard Institutional Target Retirement 2060 Fund
Vanguard Institutional Target Retirement 2065 Fund
Vanguard Institutional Target Retirement Income Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund
Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2040 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund
Vanguard Target Retirement 2055 Fund
Vanguard Target Retirement 2060 Fund
Vanguard Target Retirement 2065 Fund
Vanguard Target Retirement Income Fund

Vanguard Fixed Income Securities Funds
Vanguard GNMA Fund
Vanguard Real Estate II Index Fund

Vanguard Index Funds
Vanguard Extended Market Index Fund
Vanguard Mid-Cap Growth Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Mid-Cap Value Index Fund
Vanguard Small-Cap Growth Index Fund
Vanguard Small-Cap Index Fund
Vanguard Small-Cap Value Index Fund
Vanguard Total Stock Market Index Fund

Vanguard International Equity Index Funds
Vanguard Emerging Markets Stock Index Fund

Vanguard Malvern Funds
Vanguard Core Bond Fund
Vanguard Institutional Intermediate-Term Bond Fund
Vanguard Institutional Short-Term Bond Fund

Vanguard Scottsdale Funds
Vanguard Intermediate-Term Corporate Bond Index Fund
Vanguard Intermediate-Term Treasury Index Fund
Vanguard Long-Term Corporate Bond Index Fund
Vanguard Long-Term Treasury Index Fund
Vanguard Mortgage-Backed Securities Index Fund
Vanguard Short-Term Corporate Bond Index Fund
Vanguard Short-Term Treasury Index Fund

- Vanguard Total Corporate Bond ETF
- Vanguard Total World Bond ETF

Vanguard Specialized Funds
- Vanguard Precious Metals and Mining Fund
- Vanguard Real Estate Index Fund

Vanguard STAR Funds
- Vanguard LifeStrategy Conservative Growth Fund
- Vanguard LifeStrategy Growth Fund
- Vanguard LifeStrategy Income Fund
- Vanguard LifeStrategy Moderate Growth Fund
- Vanguard STAR Fund
- Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds
- Vanguard Tax-Managed Balanced Fund
- Vanguard Tax-Managed Capital Appreciation Fund
- Vanguard Tax-Managed Small-Cap Fund

Vanguard Trustees' Equity Fund
- Vanguard Diversified Equity Fund
- Vanguard International Value Fund

Vanguard Valley Forge Funds
- Vanguard Balanced Index Fund
- Vanguard Managed Payout Fund

Vanguard Variable Insurance Funds
- Conservative Allocation Portfolio
- Equity Index Portfolio
- Global Bond Index Portfolio
- Mid-Cap Index Portfolio
- Moderate Allocation Portfolio
- REIT Index Portfolio
- Total International Stock Market Index Portfolio
- Total Stock Market Index Portfolio

Vanguard Wellington Fund
- Vanguard Wellington Fund

Vanguard Whitehall Funds
- Vanguard High Dividend Yield Index Fund
- Vanguard International Explorer Fund

Vanguard World Fund
- Vanguard Extended Duration Treasury Index Fund
- Vanguard Global Wellesley Income Fund
- Vanguard Global Wellington Fund

Vanguard ESG US Stock ETF
Vanguard ESG International Stock ETF

Bank and each following Customer hereby agree that all of the terms and conditions as set forth in the Agreement except for Sections 2.1 and 2.2 are hereby incorporated by reference with respect to the Trusts and Funds listed below limited to their use of account number P 62749 in Vanguard Directly Managed Securities Lending transactions:

Vanguard Chester Funds
Vanguard PRIMECAP Fund

Vanguard Explorer Fund
Vanguard Explorer Fund

Vanguard Fenway Funds
Vanguard Equity Income Fund
Vanguard PRIMECAP Core Fund

Vanguard Horizon Funds
Vanguard Capital Opportunity Fund
Vanguard Global Equity Fund
Vanguard Strategic Equity Fund
Vanguard Strategic Small-Cap Equity Fund

Vanguard Index Funds
Vanguard Extended Market Index Fund
Vanguard 500 Index Fund
Vanguard Large-Cap Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Small Cap Growth Index Fund
Vanguard Small Cap Value Index Fund
Vanguard Value Index Fund

Vanguard Institutional Index Funds
Vanguard Institutional Index Fund
Vanguard Institutional Total Stock Market Index Fund

Vanguard Malvern Funds
Vanguard Capital Value Fund
Vanguard U.S. Value Fund

Vanguard Morgan Growth Fund
Vanguard Morgan Growth Fund

Vanguard Quantitative Funds
Vanguard Growth and Income Fund
Vanguard Structured Broad Market Fund
Vanguard Structured Large-Cap Equity Fund

Vanguard Scottsdale Funds
- Vanguard Explorer Value Fund
- Vanguard Russell 1000 Index Fund
- Vanguard Russell 1000 Value Index Fund
- Vanguard Russell 1000 Growth Index Fund
- Vanguard Russell 2000 Index Fund
- Vanguard Russell 2000 Value Index Fund
- Vanguard Russell 2000 Growth Index Fund
- Vanguard Russell 3000 Index Fund

Vanguard Specialized Funds
- Vanguard Dividend Growth Fund
- Vanguard Energy Fund
- Vanguard Real Estate Index Fund

Vanguard Trustees' Equity Fund
- Vanguard Emerging Markets Select Stock Fund
- Vanguard International Value Fund

Vanguard Variable Insurance Funds
- Vanguard Balanced Portfolio
- Vanguard Capital Growth Portfolio
- Vanguard Diversified Value Portfolio
- Vanguard Equity Income Portfolio
- Vanguard Equity Index Portfolio
- Vanguard Growth Portfolio
- Vanguard Mid-Cap Index Portfolio
- Vanguard REIT Index Portfolio
- Vanguard Small Company Growth Portfolio
- Vanguard International Portfolio

Vanguard Whitehall Funds
- Vanguard Global Minimum Volatility Fund
- Vanguard High Dividend Yield Index Fund
- Vanguard Mid-Cap Growth Fund
- Vanguard Selected Value Fund

Vanguard Windsor Funds
- Vanguard Windsor Fund
- Vanguard Windsor II Fund

Vanguard World Fund
- Vanguard Consumer Discretionary Index Fund
- Vanguard Consumer Staples Index Fund
- Vanguard Energy Index Fund
- Vanguard FTSE Social Index Fund
- Vanguard Financials Index Fund
- Vanguard Health Care Index Fund
- Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Mega Cap Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Value Index Fund
Vanguard Communication Services Index Fund
Vanguard U.S. Growth Fund
Vanguard Utilities Index Fund

3. **Miscellaneous**. Except as modified by this Amendment, the Agreement shall remain unmodified, in full force and effect and all terms and conditions of the Agreement are hereby incorporated into and made part of this Amendment as if fully set forth herein.

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IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute and deliver this Amendment as of the date set forth above.

JPMORGAN CHASE BANK, N.A.	EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON EXHIBIT 1 HERETO
By:	By:
Name: Brian Eckert	Name: Thomas J. Higgins
Title: Executive Director	Title: Chief Financial Officer
7/5/2018	